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                                                                      Exhibit 5

                      Application for Group Annuity Contract


                      American Maturity Life Insurance Company
                               200 Hopmeadow Street
                                Simsbury, CT 06089



             Application is hereby made for a Group Annuity Contract-10



1.  Applicant-Contract Owner:


    The American Association of Retired Persons Group Annuity Trust
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    601 E Street N.W. Washington, DC 20049
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2.  Nature of Applicant's Business:  Nonprofit Corporation
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3.  Requested Effective Date of Contract:  August 15, 1996
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4. Eligibility Requirements:  Membership in American Association of Retired
   Persons
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5. Special Requests:
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Date at                             this            day of             , 19
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For                                      Witness
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                                                        ENROLLMENT FORM                                          If you need help
                                      To Participate in a Group Variable Annuity Contract                   completing this form,
                                             Owned By The AARP Group Annuity Trust                           call 1-800-396-5552.

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Please mail your completed form to:  American Maturity Life Insurance Company, P.O. Box 7122, Pasadena, CA 91109-8853
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1A  ANNUITANT                                                  1B  CONTINGENT ANNUITANT (If any)

First Name               Middle           Last                 First Name                Middle           Last

Street Address                                                 Street Address

City                     State            Zip                  City                      State            Zip

AARP Number                                                    SSN/TIN:
           ------------------------
SSN/TIN:                                                       Sex:  / / M      / / F            Date of Birth:

Sex:  / / M   / / F               Date of Birth:

Phone:  (    )
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2A  OWNER (If same as Annuitant, check here / /.  Owner and    2B  JOINT OWNER (Optional)
    Annuitant must be the same on some qualified                  (Not available on qualified plans)
    plans.)
                                                               First Name               Middle           Last
First Name               Middle           Last
                                                               Street Address
Street Address
                                                               City                     State            Zip
City                      State            Zip
                                                               AARP Number:
AARP Number:
                                                               SSN/TIN:
SSN/TIN:
                                                               Sex:       / / M  / / F       Date of Birth:
Sex:       / / M  / / F       Date of Birth:
                                                               Relationship to Owner:
Phone ( )
                                                               Phone: ( )
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3  BENEFICIARY                                                 4   TYPE OF PLAN  (Check non-qualified or indicate the type
                                                                    of qualified plan from which your funds will come.)
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Name of                  Relationship to  Percentage            / /  Non-qualified
Designated Beneficiary   Certificate Owner                     ----------------------------------------------------------
                                                               / /  IRA Rollover                / / 401(a) Pension
                                                               / /  IRA Transfer                / / 401(k) Profit Sharing
----------------------------------------------------           / /  IRA: Tax Yr. 19___          / / 403(b) Transfer
Name of                  Relationship to   Percentage          / /   SEP-IRA                    / / Keogh/HR10
Designated Beneficiary   Certificate Owner                                                      / / Other


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Name of                  Relationship to   Percentage
Contingent Beneficiary   Certificate Owner
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7  TELEPHONE AUTHORIZATION ( Owner/                            5  ISSUE STATE                     6  INITIAL PURCHASE
   Owners must check and Initial.)                                                                    PAYMENT AMOUNT
                                                               ENTER THE STATE WHERE
   / / __________       / / ____________                       ENROLLMENT FORM WAS SIGNED         $
                                                               FORM WAS SIGNED
By initialing, American Maturity Life is authorized and
directed to act on telephone instructions from any person(s)
who can furnish proper identification.  American Maturity
Life will use reasonable procedures to confirm that these
instructions are authorized and genuine.  As long as these     8  REPLACEMENT
procedures are followed, AMERICAN MATURITY LIFE, ITS           Will the purchase of this annuity replace or change any other
AFFILIATES, DIRECTORS, TRUSTEES, officers, employees           insurance or annuity? / / Yes   / / No
representatives and/or agents, will be held harmless for any   (If yes, or 1035 exchange, write insurance company name and
claim, liability, loss or cost.                                contract number in Special Requests section and attach any required state replacement and/or transfer forms.)
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9  TRANSFERS (Choose only one of the four options,             10  PRE-AUTHORIZED WITHDRAWALS (Choose one option
   then frequency and start date below.)                           only, then frequency and term below.)

EARNINGS SWEEP:                                                1 / / Withdraw $_____ from the source account(s) as indicated
below.

1 / / Sweep previous period's earnings of either the Fixed     2/ / Withdraw _______% annually from the source account(s) as
Account or the Money Market account to the target              indicated below.
account(s)indicated below.  Choose one source account.  If
also rebalancing, only Fixed Account available.)               FREQUENCY: (Choose one.)

   / / Fixed                   / /  Money Market               / / Monthly   / / Quarterly      / / Semi-Annually    / / Annually

DOLLAR COST AVERAGING:                                         START DATE:

2 / /  Deplete the source account in (indicate number) _____   FEDERAL TAXES:                   TARGET:  (Must be different than
transfers to the target account(s) indicated below. (If Fixed  / / Do Not Withhold              source.  Total must equal 100% or
Account is source account, up to 100% can be transferred       / / Withhold           %         total $ transfer amount.)
over one year or more.)
                                                              (If not specified, a              Fixed                      ________
3/ /  Transfer $_____ from the source account to               minimum 10% Federal              Money Market               ________
the target account(s) as indicated below.                      tax on non-qualified plans,      Bond                       ________
                                                               20% will be withheld.  State     Balanced                   ________
4/ /  Transfer _____% annually from the source account to      mandated income tax              Growth & Income            ________
the target account(s) as indicated below.                      will be withheld where           Partners                   ________
                                                               required by law.)                Capital Growth             ________
FREQUENCY:  (Choose one.)                                                                       Capital Appreciation       ________
                                                                                                Worldwide Growth           ________
/ / Monthly  / / Quarterly  / / Semi-Annually / / Annually                                      Small Cap                  ________

START DATE: __________                                         THIRD PARTY PAYEE:  (Indicate name and address of payee, if other than owner, below:)
TERM:  (If option 1,3 or 4 selected above, indicate both
term and number.)                                              First Name                  Middle                          Last

/ /        Months (Enter number of months.)                    Street Address

/ /        Years (Enter number of years.)                      City                  State            Zip

SOURCE: (If option 2,         TARGET:  (Must be                --------------------------------------------------- 11
3 or 4 selected above,        different than source. Total        PRE-AUTHORIZED CHECKING (Please attach a voided
                              must equal 100% or total $          check. To begin the plan, the $2,500 minimum must
                              transfer amount.)                   accompany this application.)

/ / Fixed (American Maturity Life)                             Collect $________monthly by initiating automatic withdrawals from
/ / Money Market (Scudder)                                     my account as indicated on the attached voided check.  Payments
/ / Bond (Scudder)                                             will be applied according to the allocations on this application or
/ / Balanced (Janus)                                           more current instructions if any.
/ / Capital Growth (Scudder)
/ / Growth & Income (Scudder)                                  START DATE:
/ / Partners (Neuberger & Berman)
/ / Capital Appreciation (Dreyfus)
/ / Worldwide Growth (Janus)
/ / Small Cap (Dreyfus)

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12  ANNUITY COMMENCEMENT DATE (Optional,                       13  ALLOCATIONS OPTIONS (Indicate either whole
    annuity date cannot be prior to first certificate              percentages or dollars.  Total must equal either 100% or initial
    anniversary.)                                                  purchase payment.)

                                                                  Fixed (American Maturity Life)
                                                                   Money Market (Scudder)
--------------------------------------------------------           Bond (Scudder)
14   REBALANCING / / (Variable accounts will be                    Balanced (Janus)
rebalanced to the allocation percentages of this application.)     Growth & Income (Scudder)
                                                                   Partners (Neuberger & Berman)
Frequency:  (Choose one.)                                          Capital Growth (Scudder)
                                                                   Worldwide Growth (Janus)
/ / Monthly  / / Quarterly   / / Semi-Annually   / / Annually      Capital Appreciation (Dreyfus)
                                                                   Small Cap (Dreyfus)
Start Date:         -          -
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15   SPECIAL REQUESTS





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16  STATEMENT OF CERTIFICATE OWNER

Have you purchased another annuity from American Maturity Life during the
previous 12 months?  / / Yes     / / No

I hereby represent my answers to the above questions to be true and correct to the best of my knowledge and belief. I UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED ON THE PERFORMANCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

/ /  RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY
ACKNOWLEDGED. (If not checked, the appropriate prospectus will be mailed to you.)

SIGNED AT                ON
         ---------------     ----------------   -------------------------------
           City, State             Date         Certificate Owner's Signature


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                                          Joint Certificate Owner's Signature

17  REGISTERED REPRESENTATIVE'S           For American Maturity Life's Use Only
    CERTIFICATION

Do you, as an agent, have reason to believe the contract applied for will replace existing annuities or insurance?

/ / Yes  / / No

Registered Representatives
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                                            Signature

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                                               Print

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                                     License ID # (Florida only)